Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in this Post-Effective Amendment No. 2 to Registration Statement on Form S-1/A of our report dated April 14, 2009, with respect to the audit of the financial statements of World Wide Relics, Inc. (a development stage company) as of December 31, 2008 and 2007 and the related statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2008 and 2007 and for the period from January 18, 2005 (Inception) to December 31, 2008. We also consent to the reference of our firm under the heading “Experts” in this registration statement.

/s/ Sherb & Co., L.L.P.____________________

Sherb & Co., L.L.P.

Dated: January 13, 2010

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in this Registration Statement on Form S-1/A, Amendment No. 3 of our report dated April 14, 2009, with respect to the audit of the financial statements of World Wide Relics, Inc. (a development stage company) as of December 31, 2008 and 2007 and the related statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2008 and 2007 and for the period from January 18, 2005 (Inception) to December 31, 2008. We also consent to the reference of our firm under the heading “Experts” in this registration statement.

____________________

Sherb & Co., L.L.P.

Dated: October 13, 2009

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in this Registration Statement on Form S-1/A, Amendment No. 4, of our report dated April 14, 2009, with respect to the audit of the financial statements of World Wide Relics Inc. (a development stage company) as of December 31, 2008 and 2007 and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years ended December 31, 2008 and 2007 and for the period from Inception (January 18, 2005) to December 31, 2008. We also consent to the reference of our firm under the heading “Experts” in this registration statement.

______________________

Sherb & Co., L.L.P.

Dated: November 23, 2009

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in this Registration Statement on Form S-1/A, Amendment No. 5, of our report dated April 14, 2009 (Except as to Note 2 as to the effects of the restated financial statements dated November 22, 2009, with respect to the audit of the financial statements of World Wide Relics Inc. (a development stage company) as of December 31, 2008 (Restated) and 2007 (Restated) and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years ended December 31, 2008 (Restated) and 2007 (Restated) and for the period from Inception (January 18, 2005) to December 31, 2008 (Restated). We also consent to the reference of our firm under the heading “Experts” in this registration statement.

______________________

Sherb & Co., L.L.P.

Dated: December 9, 2009